POWER OF ATTORNEY

Each of the entities listed on Schedule A (each a "Trust"), and each of the undersigned officers and trustees of each Trust hereby nominates, constitutes and appoints Peter E. Sundman, Richard M. Phillips, Arthur C. Delibert, Lori L. Schneider and Fatima Sulaiman (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign each Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of each Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as each Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, EACH TRUST has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 13th day of December, 2006.





                         By:  /s/ Jack L. Rivkin
                              ----------------------------
                              Name: Jack L. Rivkin
                              Title: President and Trustee

[SEAL]

ATTEST:


/s/ Claudia Brandon
----------------------
Name: Claudia Brandon
Title: Secretary



[Signatures Continued on Next Page]

         Signature                       Title
         ---------                       -----

/s/ John Cannon                         Trustee
--------------------------------
John Cannon


/s/ Faith Colish                        Trustee
--------------------------------
Faith Colish


/s/ C. Anne Harvey                      Trustee
--------------------------------
C. Anne Harvey


/s/ Robert A. Kavesh                    Trustee
--------------------------------
Robert A. Kavesh


/s/ Howard A. Mileaf                    Trustee
--------------------------------
Howard A. Mileaf


/s/ Edward I. O'Brien                   Trustee
--------------------------------
Edward I. O'Brien


/s/ Jack L. Rivkin                      President and Trustee
--------------------------------
Jack L. Rivkin


/s/ William E. Rulon                    Trustee
--------------------------------
William E. Rulon


/s/ Cornelius T. Ryan                   Trustee
--------------------------------
Cornelius T. Ryan


/s/ Tom D. Seip                         Trustee
--------------------------------
Tom D. Seip


/s/ Candace L. Straight                 Trustee
--------------------------------
Candace L. Straight


/s/ Peter E. Sundman                    Chairman of the Board, Chief
--------------------------------        Executive Officer and Trustee
Peter E. Sundman

         Signature                       Title
         ---------                       -----

/s/ Peter P. Trapp                      Trustee
--------------------------------
Peter P. Trapp

                               POWER OF ATTORNEY
                                   SCHEDULE A


Lehman Brothers Institutional Liquidity Funds
Lehman Brothers Institutional Liquidity Series
Lehman Brothers Reserve Liquidity Series
Neuberger Berman Equity Funds
Neuberger Berman Income Funds
Neuberger Berman Institutional Liquidity Series